SECURITIES AND EXCHANGE COMMISSION

                  Washington, D.C.  20549

                         FORM 8-K

                      CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the
              Securities Exchange Act of 1934

                    ___________________



      Date of Report (Date of earliest event reported) March 14, 2002
                         BICO, INC.
  (Exact name of registrant as specified in its charter)


 Pennsylvania                    0-10822                       25-1229323
(State of other jurisdiction   (Commission File Number)      (IRS Employer
  of incorporation)                                       Identification No.)


      2275 Swallow Hill Road, Bldg. 2500, Pittsburgh, Pennsylvania 15220
     (Address of principal executive offices)                    (Zip Code)


 Registrant's telephone number, including area code (412) 429-0673

     ______________________________________________________
   (Former name or former address, if changes since last report.)




Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
          Petrol Rem, Inc., a subsidiary of BICO, Inc., announced today that it has picked a winner in its new Agency of Record, Winner Advertising of Sharon, PA. Winner will handle a wide variety of responsibilities for Petrol Rem, including brand management, strategic marketing, media placement for the Company's oil spill clean up products, as well as public relations for the international launch of Petrol Rem's BioSok bilge cleaner.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7.   Financial Statement, Pro Forma Financial
           Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired
               - Not Applicable.
          (b)  Pro Forma Financial Information
               - Not Applicable.
          (c)  Exhibits - Press Release.

                        SIGNATURES

     Pursuant to the requirement of the Securities Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BICO, INC.

                                   by /s/ Fred E. Cooper
                                          Fred E. Cooper, CEO
DATED:  March 14, 2002








         BICO SUBSIDIARY PETROL REM PICKS A WINNER


     Pittsburgh, PA - March 14, 2002 - Petrol Rem, Inc.,  a
fast rising environmental company and a subsidiary of BICO,
Inc.  (OTCBB:BIKO), announced today that it  has  picked  a
winner  in its new Agency of Record, Winner Advertising  of
Sharon,   PA.   Winner  will  handle  a  wide  variety   of
responsibilities   for   Petrol   Rem,   including    brand
management, strategic marketing, media placement for the Company's oil spill clean up products, as well as public relations for the international launch of Petrol Rem's
BioSok bilge cleaner.

     Winner's   clientele  includes  The  Club   Anti-Theft
Device, Dean Foods, Quaker Steak & Lube, Wesex Corporation,
Swiss  Premium, Meadow Brook Dairy, Reyers Shoes, and  HENN
Workshops.

     Of  its  new  agency, Petrol Rem's Vice  President  of
Marketing, Robert Hartman, stated, "I believe strongly that Winner Advertising can do for the Petrol Rem products what it did for The Club car anti-theft device in making the product brands household names. Petrol Rem is very excited at what Winner has already accomplished for the Company and eagerly looks forward to the positive effects of this alliance."

     President  and  CEO of the Winner agency,  James  B.
Winner, said, "We're very excited about working with Petrol
Rem and its products that have so much promise. Without a doubt, the BioSok product has the potential to be the market leader in its industry, and Winner has every intention of helping Petrol Rem to take it there."

     PRP,  Petrol Rem's base product is sprayed as a  loose
powder on open water spills and bonds immediately with  the
oil  preventing  the  pollution  from  sinking  or  further
contaminating  wildlife  and  vegetation.    PRP  is   also
contained in Petrol Rem products marketed as BioSok, used in boat bilges, and BioBoomr, used to solve a variety of hydrocarbon problems. Effective on all hydrocarbons, all of the products absorb and biodegrade the oil, then biodegrade themselves.

     Petrol   Rem  is  currently  working  with  applicable
segments of the insurance industry to make it possible for marina owners / operators to receive reduced premiums if they utilize BioSok and BioBoom to help eliminate petroleum discharges into the waterways.

     BICO,  Incorporated  has its  corporate  offices  in
Pittsburgh,  PA  and  is involved in  the  development  and
manufacture   of   biomedical  devices  and   environmental
solutions.    Subsidiary   Petrol   Rem,   Inc.,   is   the
environmental arm of BICO.

FOR FURTHER INFORMATION, CONTACT:
Investors                       Media
Diane McQuaide                  Susan Taylor
1.412.429.0673 phone            1.412.429.0673 phone
1.412.279.9690 fax              1.412.279.5041 fax
Newsline:  1.800.357.6204     WEBSITES: www.bico.com;
www.petrolrem.com/